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                                                                   Exhibit 10.37

                              SUBSIDIARY GUARANTEE
                                  (BLAYA, INC.)

                  GUARANTEE, dated as of September 11, 1998, made by BLAYA, INC., a Delaware corporation (the "Guarantor") in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RADIO UNICA HOLDINGS CORP., a Delaware corporation (the "Parent"), RADIO UNICA CORP., a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                              W I T N E S S E T H:

                  WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have agreed to make certain Loans to or for the benefit of the Borrower; and

                  WHEREAS, the Guarantor became a direct, wholly owned subsidiary of the Borrower on September 11, 1998; and

                  WHEREAS, a portion of the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers to the Guarantor in connection with the operation of its business; and

                  WHEREAS, the Borrower is entering into the Credit Agreement to finance the operations of the Borrower and its Subsidiaries (including the Guarantor), and the Guarantor will derive substantial direct and indirect benefit from the making of the Loans; and

                  WHEREAS, the obligation of the Lenders to make the Loans is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make the Loans, the Guarantor hereby agrees with and for the benefit of the Agent and the Lenders as follows:

                  1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement are used herein as therein defined, and the following term shall have the following meanings:

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                  "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Parent, the Borrower or any Subsidiary, as applicable, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent is oversecured or undersecured with respect to such Loans), the Notes and all other obligations and liabilities of the Parent, the Borrower or any Subsidiary, as applicable, to the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents or any Hedging Agreement with the Agent or any Lender and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Parent, the Borrower or any Subsidiary, as applicable, pursuant to the terms of the Credit Agreement, any other Loan Document or any Hedging Agreement with the Agent or any Lender) or otherwise.

                  2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Agent and the Lenders and their respective successors, endorsees, transferees and assigns, the prompt and complete payment by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee; provided, that the obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                     (b) No payment or payments made by the Parent, the Borrower, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Parent, the Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and the Commitments are terminated.

                     (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder,

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it will notify the Agent in writing that such payment is made under this
Guarantee for such purpose.

                  3. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default specified in the Credit Agreement, the Guarantor hereby irrevocably authorizes the Agent and each Lender at any time and from time to time without notice to the Guarantor or any other guarantor, any such notice being expressly waived by the Guarantor, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent and/or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent or such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Agent or such Lender hereunder and claims of every nature and description of the Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes, the Security Documents, any other Loan Document, any Hedging Agreement with any Lender or otherwise, as the Agent or such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender agrees to notify the Guarantor promptly of any such set-off and the application made by the Agent or such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

                  4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Agent or any Lender, the Guarantor hereby waives any claim, right or remedy which the Guarantor may now have or may hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Lenders and the Agent against the Borrower or any security which the Lenders and the Agent now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.


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                  5. Amendments, etc, with respect to the Obligations: Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, in accordance with the terms of such agreement, by the Agent or any Lender and the Credit Agreement, the Notes, the Security Documents, the other Loan Documents, any Hedging Agreement with the Agent or any Lender and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of such agreement, as the Agent and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Parent, the Borrower or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Parent, the Borrower or any such other guarantor or any release of the Parent, the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

                  6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Parent, the Borrower or the Guarantor and the Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Parent, the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any of the Security Documents, any other Loan Document, any of the obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than


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a defense of payment or performance) which may at any time be available to or be asserted by the Parent or the Borrower against the Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Parent, the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or the Parent for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower, the Parent or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, the Parent or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower and the Parent may be free from any Obligations.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Parent or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, the Parent or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Agent for the benefit of the Lenders without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 425 Lexington Avenue, New York, New York 10017 or such other location as the Agent may from time to time direct the Guarantor.

                  9. Representations and Warranties. The Guarantor hereby represents and warrants that:


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                     (a) the Guarantor has the corporate power and authority,
and the legal right, to execute, deliver and perform its obligations under, this Guarantee and the other Loan Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Loan Documents to which the Guarantor is a party;

                     (b) this Guarantee and the other Loan Documents to which the Guarantor is a party each constitute a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors, rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law) ;

                     (c) the execution, delivery and performance of this Guarantee or any other Loan Document to which the Guarantor is a party will not violate any Requirement of Law or Contractual Obligation of the Guarantor and will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any such Requirement of Law or Contractual Obligation; and

                     (d) no consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or any other Loan Document to which the Guarantor is a party.

                  The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

                  10. Severability. (a) Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     (b) The parties hereto have agreed as provided in Section 13 of this Guarantee and in the Credit Agreement, that New York law is to govern, among other matters, the amount of interest that may lawfully be charged, received or contracted for in connection with the Obligations. If, not withstanding such agreement, a court of competent jurisdiction applies the law of any other jurisdiction to such interest, then the following shall apply:


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                  It is expressly stipulated and agreed to be the intent of
the Guarantor and the Agent at all times to comply with applicable state law governing the maximum rate or amount of interest payable with respect to the Obligations (or applicable United States federal law to the extent that it permits the Agent to contract for, charge, take, reserve or receive a greater amount of interest than under state law, including, without limitation, 12 U.S.C. ss. 85 (1994)). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Obligations or under this Guarantee, or contracted for, charged, taken, reserved or received with respect to the Obligations, then it is the Guarantor's and the Agent's express intent that all excess amounts theretofore collected by the Agent be credited on the principal balance of the Obligations (or, if the Obligations have been or would thereby be paid in full, refunded to the Guarantor), and the provisions of this Guarantee and all other documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.

                  11. Section Heading. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  12. No Waiver: Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 13), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  13. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent; provided that any provision of this Guarantee may be waived by the Agent and the Required Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE


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SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

                  14. Notices. All notices, requests and demands to or upon the Guarantor or the Agent or any Lender to be effective shall be in writing or by telegraph or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or by overnight courier, in each case addressed to a party at the address provided for such party in the Credit Agreement or set forth under its signature below, as the case may be.

                  15. Submission to Jurisdiction: Waivers. (A) The Guarantor hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee and any other Loan Document to which it is party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth below or at such other address of which the Agent shall have been notified pursuant thereto; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damage.

                  (B) THE GUARANTOR, THE LENDERS AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.


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                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                      BLAYA, INC.

                                      By:      /s/ Steven E. Dawson
                                         --------------------------------------
                                          Name:  Steven E. Dawson
                                          Title: Chief Financial Officer





















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